Exhibit 32
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Peter H. Friedman, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of LiveWorld, Inc. on Form 10-K and Amendment No. 1 on Form 10-K/A for the fiscal year ended December 31, 2007 fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K and Amendment No. 1 on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of LiveWorld, Inc.
Date: September 10, 2008

By:	/s/ Peter H. Friedman
	Name:	Peter H. Friedman
	Title:	Chief Executive Officer (Principal Executive Officer)

     I, David S. Houston, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of LiveWorld, Inc. on Form 10-K and Amendment No. 1 on Form 10-K/A for the fiscal year ended December 31, 2007 fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K and Amendment No. 1 on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of LiveWorld, Inc.
Date: September 10, 2008

By:	/s/ David S. Houston
	Name:	David S. Houston
	Title:	Chief Financial Officer